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                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 10, 2003


HARTFORD HLS SERIES FUND II, INC.                                CLASS IA SHARES
                                                                 CLASS IB SHARES


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                             THIS SUPPLEMENT UPDATES

                 HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2002
                           AS PREVIOUSLY SUPPLEMENTED

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Hartford SmallCap Value HLS Fund
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On December 31, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger") consolidated all of its investment advisory operations under Janus Capital Group Inc. ("Janus Capital"). It is expected that prior to March 30, 2003, Berger, the investment sub-advisor to the Hartford SmallCap Value HLS Fund, will be consolidated into Janus Capital Management LLC ("JCM"), a directly-owned subsidiary of Janus Capital, and Berger will cease to exist.

In connection with the reorganization of Berger, the directors of the Hartford SmallCap Value HLS Fund have approved new sub-advisory agreements between JCM and HL Investment Advisors LLC and JCM and Perkins, Wolf, McDonnell and Company ("Perkins"). Perkins currently serves as the portfolio manager to the Hartford SmallCap Value HLS Fund pursuant to an agreement between Berger and Perkins. It is anticipated that JCM will acquire a minority interest in a newly formed subsidiary of Perkins. No changes are anticipated in the portfolio managers responsible for managing the Hartford SmallCap Value HLS Fund or the day-to-day portfolio management of the fund.